SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 2054
_______________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

July 15, 2002
Date of Report (Date of earliest event reported)

CEPHEID
(Exact name of Registrant as specified in its charter)

California	000-0030755	77-0441625
(State of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

904 Caribbean Drive
Sunnyvale, CA 94089
(Address of principal executive offices, including zip code)

(408) 541-4191
(Registrant’s telephone number, including area code)

On July 15, 2002, Cepheid issued a press release reporting its financial results for the quarter and six months ended June 30, 2002. A copy of the press release is attached as an exhibit to this report on Form 8-K.

Item 7: Financial Statements and Exhibits.
(c) Exhibits

Number	Description
99.01	Press release dated July 15, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHEID
Date: July 16, 2002	By: /s/ Kurt Petersen, Ph.D. Kurt Petersen, Ph.D.